Net (Loss) Income Per Share	6 Months Ended
Jun. 30, 2014
Earnings Per Share [Abstract]
Net (Loss) Income Per Share
17.	Net (Loss) Income Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	$	$	$	$
Net (loss) income attributable to stockholders of Teekay Corporation	(42,987)	11,367	(43,475)	5,231

Weighted average number of common shares	72,036,526	70,393,531	71,687,549	70,142,301
Dilutive effect of stock-based compensation	—	921,098	—	1,000,062

Common stock and common stock equivalents	72,036,526	71,314,629	71,687,549	71,142,363

(Loss) income per common share:
- Basic	(0.60)	0.16	(0.61)	0.07
- Diluted	(0.60)	0.16	(0.61)	0.07

Stock-based awards, which have an anti-dilutive effect on the calculation of diluted (loss) income per common share, are excluded from this calculation. For the three and six months ended June 30, 2013, options to acquire 3.1 million shares of Common Stock had an anti-dilutive effect on the calculation of diluted income per common share.